Unwired Planet Patent Transaction with Ericsson January 10, 2013 www.unwiredplanet.com Exhibit 99.1

CONFIDENTIAL   © 2012 Unwired Planet
This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,”
“potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only current predictions and are subject to known and unknown risks, uncertainties and other factors that may cause
Unwired Planet’s actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements. These forward-looking statements are subject to a number of risks, including, but not limited to the ability of the parties to the Ericsson patent purchase to consummate the proposed transaction in light of the various closing conditions set forth in the transaction documents, including the patent purchase agreement, the ability of the parties to predict and capitalize on 3G and 4G mobile phone shipments, the ability to realize the potential value and synergies created by the Ericsson patent purchase, as well as those risk factors discussed in filings with the U.S. Securities and Exchange Commission, including but not limited to Unwired Planet’s
Annual Report on Form 10-K filed on September 7, 2012, and any subsequently filed reports on Forms 10-Q and 8-K or amendments thereto. Unwired Planet undertakes no duty to update or revise any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this presentation.

Safe Harbor for Forward-Looking Statements

CONFIDENTIAL © 2012 Unwired Planet 3 Transaction with Ericsson

CONFIDENTIAL   © 2012 Unwired Planet
Today’s Announcement

“Top to Bottom” licensing strategy
Execution by deeply experienced and proven
management team
Leader in Mobile Communication patents
Broadens existing portfolio into Telecoms Infrastructure
Future patent contributions from 2014 – 2018
Significantly extends life of UPIP intellectual property
Combined portfolio reflects decades of significant
investment in R&D
Technology critical to Telecommunications Infrastructure
and the Mobile Internet
Contributed Ericsson portfolio includes patents relating to
global telecommunication technologies such as GSM,
GPRS, EDGE, WCDMA and LTE
Recurring royalty licensing model
Substantial majority of potential UP licensees
unencumbered within 3 years
No new encumbrances on Unwired Planet portfolio
(other than a license to Ericsson)
Conscientious and sustainable long-term IP licensing
program
Contribution of 2,185 patent assets
from Ericsson
Long-term industry platform for
realization of IP value
Holistic and deeply relevant combined IP
Accelerates Unwired Planet licensing plan

CONFIDENTIAL   © 2012 Unwired Planet
Financial Highlights

Broader licensing program and greater scale
NOL utilization creates tax shield for UPIP net royalties
“Halo effect”: improves underlying economics for UPIP
($1.6bn unutilized NOL balance as of 9/30/12)
Focus on running royalty-based licenses covering all or
part of portfolio
Term vs. perpetual lump-sum licensing
Licensing consistent with relevant Ericsson obligations
No upfront cash consideration
In event of change of control of UPIP, Ericsson receives
deferred consideration based on FMV of combined
portfolio (“Sale Payment”)
Sale Payment floor of $1.05bn (less cumulative
royalties paid to Ericsson) for 3 years post completion
Initially leverage existing IP team complemented with
external resources
Build out of broader internal team over time consistent
with revenue generation
Strong capitalization / Low burn rate
Increased NOL usage
Recurring royalty revenues
Deferred consideration

CONFIDENTIAL   © 2012 Unwired Planet
Long-Term Industry Platform for Realization of IP Value

Mobile heritage – pioneers of telecoms infrastructure and the mobile internet
Decades of significant investment in R&D
Deeply relevant IP spanning infrastructure and wireless devices
Long term view – commitment to conscientious sustainable long term IP licensing program
260 Patent Assets
Fundamental Application Layer
Technology
Licensing Expertise
NASDAQ Listing
2,185 Patent Assets (incl. 809 US)
Fundamental Communications
Technology
Telco DNA
Future Patent Contributions

CONFIDENTIAL   © 2012 Unwired Planet

Gross Revenue Share
Cumulative Gross
Revenue
Commentary
Ericsson
Revenue Share
$0 – 100 M
Retention of initial revenue
to fund licensing plan
20%
$100 – 500 M 50/50 share as critical mass achieved 50%
$500 M +
Recognizes Ericsson future patent transfers
and lifespan of UP portfolio
70%
Unwired Planet
Revenue Share
80%
50%
30%

CONFIDENTIAL © 2012 Unwired Planet 8 Unwired Planet Portfolio and Licensing

Full Stack Coverage: “Top to Bottom” Licensing Strategy

Presentation Layer
Application Layer
Session Layer
Transport Layer
Network Layer
Data Link Layer
Physical Layer
CONFIDENTIAL   © 2012 Unwired Planet

CONFIDENTIAL   © 2012 Unwired Planet
Enlarged Portfolio Technology Coverage

Application Layer
Infrastructure Layer
“Top to bottom” licensing strategy
Fundamental technologies including patents relating to global telecommunication technologies such as GSM, GPRS, EDGE, WCDMA and LTE
Scale & breadth
Appstore / Content
Broadcast/Push Technology
Location-based Services / Maps
E-Commerce
Foundational Mobile Computing
Device Functionality
Mobile Search
Mobile Advertising
Signal Processing
Radio Resource Management
Mobility Management
Antennas
Network Protocols
Software
Hardware
Voice / Text Applications

CONFIDENTIAL   © 2012 Unwired Planet
Go-Forward Licensing Model

• Licensing of patents relating to global telecommunication technologies
(GSM, GPRS, EDGE, WCDMA, LTE)
• Licensing consistent with applicable Ericsson obligations
• Includes Infrastructure and Handset markets
• Pending flagship Application Layer cases
• Licensing together with 1 or separately
Recurring royalties: Infrastructure and Handset
Recurring royalty or lump-sum perpetual licenses: Application Layer
1
2

CONFIDENTIAL   © 2012 Unwired Planet
3G/4G Shipments Expected to Grow Rapidly

Source: IDC, Wall Street Research
0
500
1,000
1,500
2,000
2,500
2011 2012 2013 2014 2015 2016
4G 3G (UMTS/WCDMA) 2G (GSM/iDEN) CDMA

CONFIDENTIAL   © 2012 Unwired Planet
Addressable Market

• Certain existing encumbrances relating to existing Ericsson licensees
• Substantial majority of potential UP licensees unencumbered within 3 years
• No restrictions on licensing of existing UP patent portfolio following transaction
Addressable Market Profile

CONFIDENTIAL   © 2012 Unwired Planet

Highly Experienced Team – Proven IP Expertise
Mike Mulica Chief Executive Officer • Former Head of Sales, Phone.com
• Former President and Head of Strategy and Corporate Development,
Synchronoss
• Former CEO, FusionOne
• Former CEO, Bridgeport Networks
• Former President, California Microwave
• Northwestern University (Kellogg), M.B.A.; Marquette University, B.S.;
Copenhagen Business School, Graduate Certificate in Int’l Business
Daniel Mendez General Manager, Intellectual
Property
• Former co-founder, Visto (now known as Good Technology)
• Former VP and CTO, American Management Systems (AMS)
• Former Director and Senior Technical Consultant, Cambridge
Technology Partners
• Harvard University, A.B. in Computer Science
Tim Robbins General Manager, Intellectual
Property
• Former VP, General Counsel and Corporate Secretary, Visto (now
known as Good Technology)
• Former Attorney, Gunderson Dettmer Stough Villeneuve Franklin and
Hachigian
• University of Virginia School of Law, J.D.; University of California – Los
Angeles, B.A.
Eric Vetter Chief Financial Officer and
Chief Administrative Officer
• Former Consultant, Aristocrat Technologies
• Former Senior VP of Finance and Accounting, International Game
Technology
• Thunderbird School of Global Management, Masters of International
Management; University of Nevada – Reno, B.B.A.

CONFIDENTIAL © 2012 Unwired Planet 15 Additional Information

CONFIDENTIAL © 2012 Unwired Planet 16 Infrastructure Portfolio – Patent World Map (all granted) Patents cover making, using, selling, offering for sale, importing and exporting 825 Families Worldwide

CONFIDENTIAL   © 2012 Unwired Planet
Application Layer

• 260 Patent Assets
• Majority of patents filed in mid- to late- 1990s
Mobile Infrastructure
Maps & Location-Based
Services
Push Technology
Handsets
Mobile Advertising
Mobile Application Stores
Over-the-Top Services Mobile Search
Social Networking & Gaming
Mobile Browser &
E-Commerce
Portfolio Characteristics
Key Technology Areas

CONFIDENTIAL   © 2012 Unwired Planet
Infrastructure Layer

Portfolio Characteristics
• 2,185 Patent Assets
– 809 US Patent Assets
– 825 Patent Families
• Future contribution of 100 additional patents
(a portion of which will be U.S. patents) per
year for 5 years from 2014
• 2G, 3G, 4G coverage
Key Technology Areas
Signal Processing
Radio Resource
Management
Mobility Management
Network Protocols
Software
Hardware Antennas
Voice / Text
Applications

CONFIDENTIAL   © 2012 Unwired Planet
Commentary on Licensing/District Cases – Delaware

• Unwired Planet filed litigation on August 31, 2011 against Apple and RIM with the District Court of Delaware.  Stay on case has recently been lifted.
• The lawsuit alleges infringement by Apple and RIM of three Unwired Planet patents covering technology that enables consumer Internet access from their mobile devices:
– The 409 patent allows the mobile device to operate seamlessly, and securely, with a server over a wireless network
– The 037 patent allows access to updated versions of applications on mobile devices
– The 447 patent allows consumers to experience an improved user experience in navigating through various pages of information without delay

CONFIDENTIAL   © 2012 Unwired Planet
Commentary on Licensing/District Cases – Nevada

• Filed litigation on September 20, 2012 against Apple and Google with the District Court of Nevada
• The lawsuit alleges Apple infringement of 10 Unwired Planet patents covering the following products & services:
– Mobile Devices (mobile phones, tablets, and music players with iOS operating system including iPhones, iPads, and iPods)
– Mobile Digital Content Systems/Services (Apple App Store, Apple Apps, iTunes)
– Cloud Messaging Systems/Services (Apple Push Notification Service [APNS], Siri)
– Map and Location Systems/Services (Apple Maps, Local Search, iAds, Safari web browser,
Find My iPhone, Find My iPad, and Find My Friends)
• Alleges Google infringement of 10 other Unwired Planet patents covering the following products &
services:
– Search and Advertising Systems/Services (Google Search, Google AdWords, Google+Local,
Google Places, Google Mobile Ads)
– Mobile Digital Content Systems/Services (Google Play, Google Apps, Bouncer, C2DM,
GCM)
– Cloud Messaging Systems/Services (C2DM and GCM)
– Maps & Location Systems/Services (Android Location, Google Maps, Google Street View,
Google Latitude, Google My Location, Google+, Google+Local, Google Places)
– Short-Range Radio Communications Systems/Services (Google Wallet, Google Offers, and
Google Mobile Ads)
– Mobile Devices (including mobile phones and tablets with Android operating system, including Motorola Mobility and Nexus mobile phones and tablets)

CONFIDENTIAL   © 2012 Unwired Planet

Unwired Planet Board of Directors
Peter Feld
Chairman
• Managing Member, Portfolio Manager and Head of Research,
Starboard Value LP
Mike Mulica Director and Chief Executive Officer • CEO, Unwired Planet
Robin A. Abrams Director • Former Interim Chief Executive Officer, ZiLOG
Henry R. Northaft Director • Former Chairman and CEO, Tessera Technologies
Mark Jensen Director • Former Managing Parter, Deloitte